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                                 MFS VALUE FUND
                            MFS EMERGING GROWTH FUND
                                MFS RESEARCH FUND

                      Supplement to the Current Prospectus



         During the period from January 2, 1996 through February 29, 1996 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Robert W. Baird & Co., Inc. ("Robert W. Baird") 100% of the applicable sales charge on sales of Class A shares of each of the funds listed above (the "Funds") sold by Robert W. Baird during the Sales Period. In addition, MFD will pay Robert W. Baird an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by Robert
W. Baird during the Sales Period.

                The date of this Supplement is January 1, 1996.